eXHIBIT 10.1

UNIT exchange AGREEMENT

This UNIT EXCHANGE AGREEMENT (this “Agreement”) is made and entered into on May 30, 2025, effective as of April 1, 2025 (the “Effective Date”) by and among Shepherd’s Finance, LLC, a Delaware limited liability company (the “Company”), and William Myrick (the “Holder”).

RECITALS

A. The Holder is the record holder and sole beneficial owner of that number of the Company’s Class A common units (the “Common Units”), listed beside his name on Schedule A (the “Original Units”).

B. The Holder and the Company desire to effect an exchange of the Original Units for Exchange Units (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Exchange.

1.1 Closing and Exchange. The closing of the exchange of the Original Units for the Exchange Units (the “Closing”) shall take place remotely via the exchange of documents and signatures on May 30, 2025. Each party agrees to take all action reasonably requested by the Company or otherwise necessary or desirable in furtherance of the exchange of the Original Units for the Exchange Units (as defined below).

1.2 Deliveries by the Company; Certificates.

(a) At the Closing, the Company shall: (i) deliver to the Holder an executed copy of this Agreement; and (ii) issue to the Holder, in exchange for such Holder’s Original Units, the number of Series C Cumulative Preferred Units set forth on Schedule A (the “Exchange Units”), for no additional consideration from such Holder or the Company (the “Exchange”).

(b) Effective immediately after the Closing, the Holder hereby instructs the Company to: (i) cancel any certificates issued to the Holder representing the Original Units (if any); and (ii) if the Company’s units are certificated, issue duly executed certificates evidencing the Exchange Units being issued to the Holder hereunder in the Holder’s name.

(c) The Company and the Holder hereby acknowledge and agree that the Exchange Units shall have the rights and be subject to the obligations contained in the Second Amended and Restated Limited Liability Company Agreement of the Company, as amended (the “Operating Agreement”), including Designation of the Rights, Powers, Privileges, Restrictions, Qualifications, and Limitations of the Series C Cumulative Preferred Units contained in Exhibit B to the Operating Agreement. For the purpose relating to the rights and the obligations of the Exchange Units, the date of the Closing shall be deemed to be the date of issuance of the Exchange Units.

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1.3 Company Consent. At, and contingent upon, the Closing, the Company hereby consents to the exchange of the Original Units for the Exchange Units as contemplated by this Agreement and waives and relinquishes any obligation of the Holder to furnish the Company with a statement of the circumstances surrounding the proposed disposition or opinion of counsel, and any notice requirements with respect thereof, of any requirement to have the Holder bound by any agreement (to the extent applicable) and any rights of first refusal the Company may have under any agreement under which the Original Units were originally acquired, or any other transfer restrictions under any other agreement, including the Operating Agreement, binding, on the Company and the Holder (the “Transfer Restrictions”).

1.4 Treatment by Parties. The parties hereto intend for the Exchange to be treated as a tax-free transaction pursuant to Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”) and Revenue Ruling 84-52, and the Company and the Holder hereby agree that they will report the Exchange as such for purposes of federal, state and local income tax filings.

2. Representations and Warranties of the Holder. The Holder understands that the Company will rely on the accuracy and truth of the Holder’s representations, and the Holder hereby consents to such reliance. Without limiting the foregoing, the Holder hereby represents and warrants to the Company as follows:

2.1 Title to Original Units. The Holder has valid marketable title to the Original Units and holds the Original Units beneficially and of record, free and clear of any pledge, lien, security interest, suit, proceeding, voting trust, proxy, restriction, claim, equitable interest or other encumbrance of any kind or nature whatsoever, other than the restrictions pursuant to the Operating Agreement and the Transfer Restrictions.

2.2 Authority. The Holder has full legal right, power and authority to enter into and perform his obligations under this Agreement and to consummate the transactions contemplated hereby, and this Agreement constitutes his valid and legally binding obligation, enforceable in accordance with its terms. The Holder is not obligated to transfer the Original Units to any other person or entity other than pursuant to the Transfer Restrictions.

2.3 Consent. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any foreign, state or local governmental authority or other person on the part of the Holder is required in connection with the consummation of the transactions contemplated by this Agreement, except as will be obtained in connection with the consummation of the transactions contemplated by this Agreement and the Operating Agreement.

2.4 No Conflicts. Neither the execution and delivery of this Agreement by the Holder, nor the consummation by such Holder of the transactions contemplated hereby, will violate, conflict with, result in the breach of, constitute a default under, be prohibited by, require any additional approval under, accelerate the performance provided by, or give any person a right to terminate or receive any payment or other compensation under, any (a) any term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which he is a party or by which he is bound (for the purpose of this Section 2.4, the Operating Agreement shall be excluded), or (b) material order, statute, rule or regulation applicable to such Holder, other than, in the case of clause (a) and (b), any such violation, conflict, breach, default, prohibition, approval or acceleration that would not reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement.

2.5 Transfer for Own Account. The Holder is exchanging the Original Units for the Exchange Units for such Holder’s own account only and not with a view to, or for sale in connection with, a distribution of the Original Units within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

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2.6 No Broker-Dealer. The Holder has not effected this transfer of the Original Units by or through a broker-dealer in any public offering.

2.7 Restricted Securities. The Holder understands that the Exchange Units have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder’s representations as expressed herein. The Holder understands that the Exchange Units are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Holder must hold the Exchange Units indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that the Company has no obligation to register or qualify the Exchange Units, or the Common Units into which the Exchange Units may be converted, for resale except as set forth in the Operating Agreement. The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Exchange Units, and on requirements relating to the Company which are outside of such Holder’s control, and which the Company is under no obligation and may not be able to satisfy.

2.8 No Public Market. The Holder understands that no public market now exists for the Exchange Units and that the Company has made no assurances that a public market will ever exist for the Exchange Units.

2.9 Legends. The Holder understands that the Exchange Units and any securities issued in respect of or exchange therefor, may be notated with one or all of the following legends, including, but not limited to:

“THE UNITS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(a) Any legend set forth in, or required by, the Operating Agreement.

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Exchange Units represented by the certificate, instrument, or book entry so legended.

2.10 Accredited Investor. The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

2.11 No General Solicitation. The Holder has not either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation in connection with the offer and sale of the Exchange Units, or (b) published any advertisement in connection with the offer and sale of the Exchange Units.

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3. Representations and Warranties of the Company.

3.1 Authorization. All company action required to be taken by the board of managers of the Company and members in order to authorize the Company to enter into this Agreement, consummate the Exchange and issue the Exchange Units, has been taken. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company this Agreement, and the issuance and delivery of the Exchange Units, has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Valid Issuance of Exchange Units. The Exchange Units, when issued and delivered in accordance with the terms and conditions of this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Operating Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Holder. Assuming the accuracy of the representations of the Holder in Section 2 of this Agreement, the Exchange Units will be issued in compliance with all applicable federal and state securities laws.

3.3 Compliance with Other Instruments. The Company is not in violation or default (a) of any provisions of the Operating Agreement, (b) of any instrument, judgment, order, writ or decree, (c) under any note, indenture or mortgage, or (d) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

4. Restrictive Legends and Stop-Transfer Orders. Unless otherwise agreed by the Company, the Holder understand and agree that the Company will place on the Exchange Units the legends set forth in Section 2.9 and the Operating Agreement, and that any restrictions on transfer set forth in Section 2.9 or the Operating Agreement shall apply to the Exchange Units.

5. Survival of Warranties. The representations and warranties and covenants and agreements of the Company and the Holder contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the party making an indemnification claim with respect thereto.

6. General Provisions.

6.1 Successors and Assigns; Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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6.2 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state and federal courts in Florida.

6.3 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax or e-mail (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice.

6.4 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

6.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6 Entire Agreement. This Agreement and the agreements and documents referred to herein, together with all the schedules and exhibits hereto and thereto, constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed amended to achieve an effect that is as near as possible to that provided by the original provision and the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected and this Agreement shall be enforceable in accordance with its terms.

6.8 Amendment and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Holder.

6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.10 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any brokerage or finder’s fee or agent’s commission or similar charge in connection with this Agreement and the transactions contemplated thereby. The Holder agrees, severally and not jointly, to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company must pay to the extent the liability is attributable to any inaccuracy or breach of the representation made by such Holder herein. The Company agrees to indemnify and hold harmless the Holder from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which such Holder, or any of its respective officers, employees or representatives must pay to the extent that the liability is attributable to any inaccuracy or breach of the representation made by the Company herein.

6.11 Specific Performance. Unless this Agreement has been terminated, each party to this Agreement acknowledges and agrees that any breach by it of this Agreement shall cause one or more of the other parties irreparable harm which may not be adequately compensable by money damages. Accordingly, except in the case of termination, in the event of a breach or threatened breach by a party of any provision of this Agreement, each party shall be entitled to seek the remedies of specific performance, injunction or other preliminary or equitable relief, without having to prove irreparable harm or actual damages. The foregoing right shall be in addition to such other rights or remedies as may be available to any party for such breach or threatened breach, including but not limited to the recovery of money damages, and the parties hereto hereby irrevocably submits to the sole and exclusive jurisdiction of the state and federal courts in Delaware with regard to any such action or proceeding relating to this Section 6.11.

[Signature Page follows]

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IN WITNESS WHEREOF, the parties have executed this Unit Exchange Agreement effective as of the Effective Date.

COMPANY:

Shepherd’s Finance, LLC

/s/ Daniel M. Wallach
By:	Daniel M. Wallach
Its:	Chief Executive Officer

Address:

13241 Bartram Park Blvd.
Suite 2401
Jacksonville, Florida 32258

[Signature Page to Unit Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Unit Exchange Agreement effective as of the Effective Date.

HOLDER:

William Myrick

/s/ Will Myrick

Address:

7894 Raphael Lane
Littleton, CO 80125

Email:

[Signature Page to Unit Exchange Agreement]

Schedule A

SCHEDULE OF HOLDER

Holder Name	Original Units	Exchange Units
William Myrick	2,969.000	2329.533
TOTAL	2,969.000	2329.533